EXHIBIT 10.1

AMENDMENT
THIS AMENDMENT (this “Amendment”) is entered into as of September 30, 2015, by and among MEDTRONIC, INC., a Minnesota corporation (the “Borrower”), MEDTRONIC PLC, an Irish public limited company (“Parent”), and MEDTRONIC GLOBAL HOLDINGS SCA, a partnership limited by shares (société en commandite par actions) incorporated under the laws of the Grand-Duchy of Luxembourg having its registered office at 4th Floor, 3b Bld Prince Henri, L-1724, Luxembourg, and registered with the Luxembourg trade and companies register under the number B 191 129 (“Holdings”, together with Parent, the “Guarantors” and individually each a “Guarantor”; the Guarantors together with the Borrower, the “Credit Parties” and individually each a “Credit Party”), each of the Lenders signatory hereto, and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement (as hereinafter defined).
PRELIMINARY STATEMENTS
A.The Borrower, the Guarantors, the Lenders and the Administrative Agent have previously entered into that certain Senior Unsecured Term Loan Credit Agreement dated as of November 7, 2014 (as has been amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).
B.    Pursuant to Section 6.02 of the Credit Agreement, the Credit Parties and their Subsidiaries may not create, incur, assume or permit to exist any Liens on their property or assets, subject to exceptions for certain Liens, including Liens securing Indebtedness or obligations in an aggregate amount for all Credit Parties and their Subsidiaries not exceeding at any time 20% of Consolidated Tangible Net Worth as such is calculated at the end of the immediately preceding fiscal quarter. The Credit Parties failed to comply with such covenant during the fiscal quarters ended April 24, 2015 and July 31, 2015. Such failures to comply with Section 6.02 of the Credit Agreement constituted Defaults under Section 7.01(d) of the Credit Agreement (the “Lien Covenant Defaults”).
C.    Pursuant to Section 5.01(b) and (c) of the Credit Agreement, the Borrower must furnish to the Administrative Agent a certificate of a Financial Officer of the Borrower containing certain certifications concurrently with the delivery of quarterly financial statements and other related materials for each of the first three fiscal quarters of each fiscal year,. The Borrower failed to deliver such certificate within the period prescribed for the fiscal quarter ending July 31, 2015. Such failure to comply with Section 5.01 of the Credit Agreement constitutes a Default under Section 7.01(e) of the Credit Agreement (the “Certificate Default”)
D.    The Lien Covenant Defaults, the Certificate Default and any other Default deemed to occur or result therefrom (including any obligation to provide notice of such Defaults) are collectively referred to hereunder as the “Specified Defaults”.

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E.    Section 10.02(b) of the Credit Agreement permits the Credit Agreement to be amended by the Borrower, the Guarantors and the Required Lenders with the acknowledgement of the Administrative Agent.
F.    The Borrower, the Guarantors, the Required Lenders and the Administrative Agent have all agreed, on the terms and conditions set forth herein, to waive the Specified Defaults and amend the Credit Agreement, as hereinafter set forth.
NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.	AMENDMENTS.
The Credit Agreement is, as of the Effective Date (as defined below), and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended by:
(a)    amending and restating clause (b) of Section 6.02 of the Credit Agreement in its entirety to read in full as follows:
(b) Liens securing other Indebtedness or obligations in an aggregate amount for all Credit Parties and their Subsidiaries not exceeding at any time the greater of (x) 20% of Consolidated Tangible Net Worth as at the end of the immediately preceding fiscal quarter and (y) $1.0 billion.
(b)    amending and restating Section 6.08 of the Credit Agreement in its entirety to read in full as follows:
Such Credit Party will not, and will not permit any of its Subsidiaries to, assign or sell any income or revenue (including accounts receivable) or rights in respect of any thereof, except to the extent the aggregate amount of cash and other current assets received by such Credit Party or any of its Subsidiaries in connection therewith, when taken together with any cash and other current assets previously received by any Credit Party or any of its Subsidiaries pursuant to an assignment or sale permitted under this Section 6.08, do not exceed at any time, the greater of (x) 10% of Consolidated Tangible Net Worth as at the end of the immediately preceding fiscal quarter and (y) $500.0 million; provided that the foregoing shall not apply to (i) sales or other dispositions permitted by Section 6.03 or (ii) sales and assignments between any of the Credit Parties and/or their Subsidiaries.

SECTION 2.	LIMITED WAIVER.
In accordance with Section 10.02(b) of the Credit Agreement, and solely with respect to the occurrence and continuation of the Specified Defaults, the Administrative Agent and each Lender party hereto hereby consents and agrees, subject to the terms and conditions set forth herein, to waive the occurrence and continuation of the Specified Defaults.

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SECTION 3.	EFFECTIVENESS.
This Amendment (including without limitation, the amendments, waivers and extensions set forth there) shall become effective at the time (the “Effective Date”) that all of the following conditions precedent have been met or waived:
(a)    Agreement. The Administrative Agent shall have received duly executed signature pages for this Amendment signed by the Administrative Agent, the Required Lenders, the Borrower and each of the Guarantors.
(b)    Payment of Expenses. The Credit Parties shall have paid or reimbursed the Administrative Agent for all out-of-pocket expenses, (including, without limitation, the fees and out-of-pocket expenses and disbursements of Shearman & Sterling LLP, counsel to the Administrative Agent), which shall have been incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment or which otherwise are required to be paid in accordance with the Credit Agreement.
(c)    Representations and Warranties. The representations and warranties of each of the Credit Parties contained in Section 4 of this Amendment are true and correct in all material respects on and as of the date of the Effective Date as if made on and as of such date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

SECTION 4.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWERS AND OTHER CREDIT PARTIES.
To induce each Lender party hereto to execute and deliver this Amendment, each Credit Party represents, warrants and covenants that:
(a)    Each Credit Party and each of its Subsidiaries is duly organized, validly existing and in good standing (where applicable) under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing (where applicable) in, every jurisdiction where such qualification is required;
(b)    This Amendment and the transactions contemplated hereby (a) do not require any Credit Party or any of its Subsidiaries to obtain or make any material consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect or such as will be timely made, (b) will not result in the violation by any Credit Party or any of its Subsidiaries of any applicable law or regulation or the Organizational Documents of such Credit Party or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any material indenture, agreement or other instrument binding upon any Credit Party or any of its Subsidiaries or any of their respective assets, or give rise to a right thereunder to require any payment to be made by any

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Credit Party or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of any Credit Party or any of its Subsidiaries;
(c)    This Amendment and the transactions contemplated hereby, as applicable, are within each Credit Party’s corporate powers and have been duly authorized by all necessary corporate and, if required, shareholder action. This Amendment has been duly executed and delivered by each Credit Party party hereto and constitutes a legal, valid and binding obligation of such Credit Party party hereto, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(d)    Except with respect to the Specified Defaults and any corresponding default under the Amended and Restated Credit Agreement ($3,500,000,000 Five Year Revolving Credit Facility) dated as of January 26, 2015, among the Borrower, the Guarantors, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent, each of the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date of the Effective Date as if made on and as of such date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date);
(e)    As of the date hereof, except for the Specified Defaults, no Default or Event of Default has occurred and is continuing under this Amendment, the Credit Agreement or any other Credit Document; and
(f)    Within one Business Day of the receipt by the Borrower of notice from the Administrative Agent that this Amendment has become effective, the Borrower agrees to deliver to the Administrative Agent the financial statements, certificate and other related documents required pursuant to Sections 5.01(b) and (c) of the Credit Agreement for the fiscal quarter ending July 31, 2015.
SECTION 5.     RATIFICATION OF LIABILITY.
Each of the Borrower and the Guarantors, as debtors, guarantors, or in other similar capacities in which such parties otherwise act as accommodation parties or guarantors, as the case may be, under the Credit Documents, hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such Credit Documents to which such party is a party. Each such party (a) further acknowledges receipt of a copy of this Amendment and all other agreements, documents, and instruments executed and/or delivered in connection herewith, (b) consents to the terms and conditions of same, and (c) agrees and acknowledges that each of the Credit Documents remains in full force and effect and is hereby ratified and confirmed. Except as expressly provided herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, nor constitute a waiver of any provision of any of the Credit Documents nor constitute a novation of any of the obligations under the Credit Agreement or other Credit Documents.

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SECTION 6.     REFERENCE TO AND EFFECT ON THE CREDIT DOCUMENTS.
(a)     On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(b)    The Credit Agreement and each of the other Credit Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)    Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not directly or indirectly (i) create any obligation to make any further Loans or other financial accommodations or to continue to defer any enforcement action after the occurrence and continuance of any Default or Event of Default, (ii) constitute a consent or waiver of any past, present or future violations of any provisions of the Credit Agreement, this Amendment or any other Credit Documents, (iii) amend, modify or operate as a waiver of any provision of the Credit Agreement or any other Credit Documents, (iv) constitute a consent to any merger or other transaction or to any sale, restructuring or refinancing transaction or (v) constitute a course of dealing or other basis for altering any obligations or any other contract or instrument. Except as expressly set forth herein, each Lender reserves all of its rights, powers, and remedies under the Credit Agreement, this Amendment, the other Credit Documents and applicable law. All of the provisions of the Credit Agreement and the other Credit Documents, including, without limitation, the time of the essence provisions, are hereby reiterated, and if ever waived, are hereby reinstated.
(d)    From and after the date hereof, the term “Credit Documents” in the Credit Agreement and the other Credit Documents shall include, without limitation, this Amendment and any agreements, instruments and other documents executed and/or delivered hereunder or pursuant hereto.
(e)    Sections 10.06, 10.09, 10.10 and 10.14 of the Credit Agreement are hereby incorporated by reference herein and shall apply hereunder as if fully set forth herein mutatis mutandis.

SECTION 7.	EXECUTION IN COUNTERPARTS.
This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or in “pdf” or similar format by electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

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SECTION 8.	GOVERNING LAW.
The law of the State of New York shall govern all matters arising out of, in connection with or relating to this Amendment, including, without limitation, its validity, interpretation, construction, performance and enforcement.

SECTION 9.	SECTION HEADINGS.
Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose.
[Signature pages follow]

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IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first written above.

MEDTRONIC, INC.,
a Minnesota corporation
By:    /s/ Gary Ellis
    Name: Gary Ellis
    Title: Executive Vice President and CFO

By:    /s/ Linda Harty
    Name: Linda Harty
    Title: Vice President and Treasurer

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GUARANTOR:
MEDTRONIC GLOBAL HOLDINGS S.C.A.,
a Luxembourg corporate partnership limited by shares (société en commandite par actions) represented by Medtronic Global Holding GP S.à r.l., its General Partner, in turn acting by

By: /s/ Michelangelo Stefani
       Name: Michelangelo Stefani
Title: Managing Director

By: /s/ Linda Harty
       Name: Linda Harty
Title: Vice President and Treasurer

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GUARANTOR:	MEDTRONIC PLC, an Irish public limited company By: /s/ Gary Ellis Name: Gary Ellis Title: Executive Vice President and CFO By: /s/ Linda Harty Name: Linda Harty Title: Vice President and Treasurer

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BANK OF AMERICA, N.A.,
as Administrative Agent
By:    /s/ Anthea Del Bianco
    Name: Anthea Del Bianco
    Title: Vice President
BANK OF AMERICA, N.A.,
as a Lender
By:    /s/ Yinghua Zhang
    Name: Yinghua Zhang
    Title: Director

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WELLS FARGO BANK, N.A.,
as a Lender
By:    /s/ Matthew Olson
    Name: Matthew Olson
    Title: Vice President

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U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Andrew Beckman
    Name: Andrew Beckman
    Title: Vice President

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DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender
By:    /s/ Ming K. Chu
    Name: Ming K. Chu
    Title: Vice President
By:    /s/ Virginia Cosenza
    Name: Virginia Cosenza
    Title: Vice President

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Citibank, N.A.,
as a Lender
By:    /s/ Laura Fogarty
    Name: Laura Fogarty
    Title: Vice President

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PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Michael J. Cortese
    Name: Michael J. Cortese
    Title: Vice President

[Medtronic, Inc. – Signature Page to Term Loan Amendment]

BANK OF COMMUNICATIONS CO., LTD, NEW YORK BRANCH,
as a Lender
By:    /s/ Shelley He
    Name: Shelley He
    Title: Deputy General Manager

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MIZUHO BANK, LTD.,
as a Lender
By:    /s/ Bertram H. Tang
    Name: Bertram H. Tang
    Title: Authorized Signatory

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THE BANK OF NEW YORK MELLON,
as a Lender
By:    /s/ Clifford A. Mull
    Name: Clifford A. Mull
    Title: First Vice President

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Sumitomo Mitsui Banking Corporation,
as a Lender
By:    /s/ David W. Kee
    Name: David W. Kee
    Title: Managing Director

[Medtronic, Inc. – Signature Page to Term Loan Amendment]

The Chiba Bank, Ltd., New York Branch,
as a Lender
By:    /s/ Shiro Tujima
    Name: Shiro Tujima
    Title: Senior Deputy General Manager

[Medtronic, Inc. – Signature Page to Term Loan Amendment]

JPMORGAN CHASE BANK N.A.,
as a Lender
By:    /s/ Vanessa Chiu
    Name: Vanessa Chiu
    Title: Executive Director

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The Bank of Nova Scotia,
as a Lender
By:    /s/ Mauricio Saishio
    Name: Mauricio Saishio
    Title: Director

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TD Bank, N.A.,
as a Lender
By:    /s/ Steve Levi
    Name: Steve Levi
    Title: Senior Vice President

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The Bank of Tokyo- Mitsubishi UFJ, Ltd.,
as a Lender
By:    /s/ Scott O’Connell
    Name: Scott O’Connell
    Title: Director

[Medtronic, Inc. – Signature Page to Term Loan Amendment]

BNP Paribas,
as a Lender
By:    /s/ Michael Pearce
    Name: Michael Pearce
    Title: Managing Director
By:    /s/ Tony Baratta
    Name: Tony Baratta
    Title: Managing Director

[Medtronic, Inc. – Signature Page to Term Loan Amendment]

China Construction Bank Corporation New York Branch,
as a Lender
By:    /s/ Jun Zhang
    Name: Jun Zhang
    Title: General Manager

[Medtronic, Inc. – Signature Page to Term Loan Amendment]

Australia and New Zealand Banking Group Limited,
as a Lender
By:    /s/ Robert Grillo
    Name: Robert Grillo
    Title: Director

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